                                                                   EXHIBIT 10.10

                             DEMAND PROMISSORY NOTE

$30,000                                                     Fort Smith, Arkansas
                                                            April 1, 2002


         ON DEMAND, FOR VALUE RECEIVED, the undersigned, RICHARD SKELLY ("Maker"), promises to pay to BEVERLY ENTERPRISES, INC. ("Holder"), at One Thousand Beverly Way, Fort Smith, Arkansas 72919, or such other place as Holder may direct by written notice to Maker, the principal sum of THIRTY THOUSAND DOLLARS and 00/100 ($30,000), plus interest thereon at the applicable federal rate as provided in Section 1 below. Principal, together with all accrued and unpaid interest thereon shall be due and payable upon demand at the address of Holder set forth above.

         SECTION 1. INTEREST RATE. All unpaid amounts owed pursuant to the terms of this Note shall bear interest at the lesser of (a) the maximum rate of interest permitted by applicable law (the "Maximum Rate") or (b) the federal short-term rate in effect during the periods in which any amount owed pursuant to the terms of this Note is outstanding, with such federal short-term rate being (i) compounded semi-annually, for the period beginning on the date of this Note through June 30, 2002, and (ii) revised for the six-month period beginning on July 1, 2002, and again revised every six-month period thereafter, in accordance with the applicable federal short-term rate published by the Internal Revenue Service that is in effect on the first month of that semi-annual period (i.e., January or July as the case may be); provided, however, that for any entire calendar year that the Note remains outstanding, this Note shall bear interest at the "blended annual rate" which is published annually by the Internal Revenue Service.

         SECTION 2. DEFAULT BY MAKER. Upon failure of Maker to pay any sums due hereunder, whether interest or principal, the entire outstanding principal balance, including any previously accrued but unpaid interest, shall bear interest at the rate equal to the lesser of (a) five percent (5%) above the applicable federal rate, or (b) the Maximum Rate.

         SECTION 3. FORGIVENESS AND REPAYMENT OF LOAN.

         (a) On December 31 of each year for which Maker has been a full-time employee of Holder for such year, Holder will forgive one-fourth of the original stated balance set forth above of the loan evidenced by this Note and accrued, but unpaid interest. If Maker is employed by the Holder on December 31 of the fourth year following the date of this Note, Holder will forgive all outstanding principal, accrued, but unpaid interest, and all other amounts owed pursuant to this Note. If, prior to December 31 of the fourth year following the date of this Note, Maker's employment is terminated by Holder, Without Cause (as defined in the Employment Agreement referenced in Section 7 below (the "Employment Agreement")) or due to a Change in Control (as defined in the Employment Agreement), Holder will forgive all outstanding principal, accrued but unpaid interest, and all other amounts owed pursuant to this Note.

         (b) If, prior to December 31 of the fourth year following the date of this Note, Maker terminates his employment with Holder, or Holder terminates Maker's employment For Cause (as defined in the Employment Agreement), the entire remaining outstanding principal amount together with all remaining accrued but unpaid interest on such amount and all other remaining amounts owing pursuant to the terms of this Note, shall immediately be due and payable effective as of the date of termination of Maker's employment. To the fullest extent permitted by applicable law, Maker grants to Holder the right to offset, without notice, all or a portion of the amounts owed by Maker pursuant to the terms of this Note against any amounts owed by Holder to Maker.

         SECTION 4. PREPAYMENT. Maker may prepay this Note, in whole or in part, at any time or from time to time before demand, without premium or penalty. Maker hereby waives presentment, notice of dishonor, notice of acceleration, demand for payment, protest and notice of protest of this Note.

         SECTION 5. BINDING EFFECT. This Note shall be binding upon Maker, his heirs, executors, administrators, successors and assigns.

         SECTION 6. ALTERATION, AMENDMENT OR WAIVER. No alteration, amendment or waiver of any provision of this Note shall constitute a waiver of any other term hereof, or otherwise release or discharge the liability of Maker under this Note. Maker agrees to pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees.

         SECTION 7. EMPLOYMENT AGREEMENT. This Note is subject to the terms and conditions of the Employment Agreement between Maker and Holder attached hereto as ADDENDUM A, and incorporated herein for all purposes.

         SECTION 8. GOVERNING LAW. This Note is governed by and shall be construed in accordance with the laws of the State of Delaware. If any term or condition of this Note or its application to either party shall, to any extent, be invalid or unenforceable, the remainder of the Note, or the application of such term or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or condition of this Note shall be valid and shall be enforced to the fullest extent permitted by law.

         SECTION 9. OFFSETS. Maker shall have no right to offset against any amount owed pursuant to the terms of this Note for any amounts owed by Holder to Maker.

         SECTION 10. USURY SAVING PROVISION. It is the intent of Maker and Holder in the execution of this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Maker and Holder stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate. Neither Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the Maximum Rate, and the provisions of this paragraph shall control over all other provisions of this Note and any other documents now or hereafter executed that may be in apparent conflict herewith. If the principal of this Note is prepaid, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the Maximum Rate, the Holder shall credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest; provided, however, that if the principal hereof has been paid in full, such excess shall be refunded to Maker. If the Holder shall receive money (or anything else) that is determined to constitute interest and that would increase the effective interest rate on this Note to a rate in excess of the Maximum Rate, the amount determined to constitute interest in excess of the Maximum Rate shall be credited against the principal balance of this Note then outstanding or, if the principal balance has been paid in full, refunded to Maker, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. If the Holder shall not actually receive, but shall contract for, request or demand, a payment of money (or anything else) that is determined to constitute interest and that would increase the effective interest rate contracted for or charged on this Note to a rate in excess of the Maximum Rate, the Holder shall be entitled, following such determination, to waive or rescind the contractual claim, request or demand for the amount determined to constitute interest in excess of the Maximum Rate, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note, Maker acknowledges that Maker believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, Maker should have reason to believe that such loan is in fact usurious, Maker will give the Holder notice of such condition. Maker agrees that the Holder shall have sixty (60) days following receipt of such written notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. Additionally, if, from any circumstance whatsoever, fulfillment of any provision hereof shall, at the time fulfillment of such provision is due, involve transcending the Maximum Rate then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Rate. The term "APPLICABLE LAW" as used in this Note shall mean the laws of the State of Delaware or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         SECTION 11. COGNOVIT NOTE. THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY AT LAW TO APPEAR FOR THE UNDERSIGNED, IN AN ACTION ON THIS NOTE, AT ANY TIME AFTER THE SAME BECOMES DUE, AS HEREIN PROVIDED, IN ANY COURT OF RECORD IN OR OF THE STATE OF ARKANSAS, OR ELSEWHERE, TO WAIVE THE ISSUING AND SERVICE OF PROCESS AGAINST THE UNDERSIGNED AND TO CONFESS JUDGMENT IN FAVOR OF THE HOLDER OF THIS NOTE AGAINST THE UNDERSIGNED FOR THE AMOUNT THAT MAY BE DUE, WITH INTEREST AT THE RATE HEREIN MENTIONED AND COSTS OF SUIT, AND TO WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND JUDGMENT, AND ALL PETITIONS IN ERROR, AND RIGHT OF APPEAL FROM THE JUDGMENT RENDERED. THE UNDERSIGNED AGREES THAT THE HOLDER'S ATTORNEY MAY CONFESS JUDGMENT PURSUANT TO THE FOREGOING WARRANT OF ATTORNEY. THE UNDERSIGNED FURTHER AGREES THAT THE ATTORNEY CONFESSING JUDGMENT PURSUANT TO THE FOREGOING WARRANT OF ATTTORNEY MAY RECEIVE A LEGAL FEE OR OTHER THING OF VALUE FROM THE HOLDER OF THIS NOTE.

         WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           MAKER:


                                           --------------------------------
                                           Richard Skelly


                                           HOLDER:

                                           BEVERLY ENTERPRISES, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------